SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/x/	Soliciting Material Under Rule 14a-12
LA QUINTA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials:
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On November 12, 2001, La Quinta Corporation, jointly with La Quinta Properties, Inc., issued the following press release:

PRESS RELEASE

                      Contact:  Temple Weiss
                      Investor Relations
                      877-777-6560

LA QUINTA ANNOUNCES MAILING OF REGISTRATION STATEMENT

    Dallas, Texas—November 12, 2001—The La Quinta Companies (NYSE: LQI) ("La Quinta" or "the Companies") announced today that the Securities and Exchange Commission has declared effective its S-4 Registration Statement concerning the restructuring of La Quinta Corporation and La Quinta Properties, Inc. The S-4 Registration Statement contains the Proxy Statement—Prospectus for the previously announced restructuring transaction. The Proxy Statement—Prospectus is expected to be mailed to shareholders on or about November 12, 2001.

    Under the proposed restructuring, La Quinta Properties, Inc. will become a subsidiary of La Quinta Corporation. The restructuring will be transparent to shareholders, who will exchange current securities for new securities. Shareholders' overall interests in the Companies will not change. The restructuring is intended to benefit La Quinta Properties' REIT status and to provide a suitable platform for future growth.

    Because the restructuring does not affect the Companies' publicly-traded debt securities or preferred stock, the transaction is only subject to the approval of shareholders of La Quinta Corporation and La Quinta Properties, Inc. Shareholders will vote on the proposed restructuring and other matters described in the Proxy Statement at special meetings, which will begin at 10:00 a.m., local time, on December 20, 2001, at the INFOMART in Dallas, Texas.

About the La Quinta Companies

    The La Quinta Companies (NYSE: LQI), headquartered in Dallas, Texas, consist of La Quinta Properties, Inc., a real estate investment trust, and La Quinta Corporation. La Quinta owns, operates or franchises over 300 La Quinta® Inns and Inn & Suites in 30 states. The Companies' real estate holdings also include assisted living and other healthcare facilities. This news release, as well as other information about La Quinta, is available on the Internet at www.laquinta.com.

    Certain matters discussed herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The La Quinta Companies (the "Companies"), consisting of La Quinta Properties, Inc. ("Realty") and La Quinta Corporation ("Operating"), intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements, and are including this statement for purposes of complying with these safe harbor provisions. Although the Companies believe the forward-looking statements are based on reasonable assumptions, the Companies can give no assurance that their expectations will be attained. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, the satisfaction of the conditions to closing, including receipt of shareholder and regulatory approval, the effect of the recent terrorist attacks on the Companies' industry and its business, general economic and real estate conditions, the impact of the adoption of accounting pronouncements, the cyclicality of the hotel business, increased supply and weak demand which could cause actual results to differ materially from historical results or those anticipated, increases in energy costs and other operating costs resulting in lower operating margins, the growth of our franchise program, the identification of satisfactory prospective buyers for healthcare related assets of the Companies' and the availability of financing for such prospective buyers, the availability of financing for the Companies' capital investment program, interest rates, competition for hotel services and healthcare facilities in a given market, competition in franchising the Companies' brands, the ultimate outcome of certain litigation filed against the Companies, the enactment of legislation further impacting the Companies' status as a paired share real estate investment trust ("REIT") or Realty's status as a REIT, the continued ability of Realty to qualify for taxation as a REIT, the further implementation of regulations governing payments to, as well as the financial conditions of, operators of Realty's healthcare related assets, including the filing for protection under the US Bankruptcy Code by any operators of the Companies healthcare assets, the impact of the protection offered under the US Bankruptcy Code for those operators who have already filed for such protection, and other risks detailed from time to time in the filings of Realty and Operating with the Securities and Exchange Commission ("SEC"), including, without limitation, the risks described in Item 7 of the Joint Annual Report on Form 10-K entitled "Certain Factors You Should Consider." The Companies disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where To Find It

    This material is not a substitute for the joint proxy statement/prospectus La Quinta Corporation and La Quinta Properties, Inc. have filed with the Securities and Exchange Commission. Investors are urged to read the joint proxy statement/prospectus which contains important information, including detailed risk factors. The joint proxy statement/prospectus and other documents filed by La Quinta Corporation and La Quinta Properties, Inc. with the Securities and Exchange Commission are available free of charge at the SEC's website (www.sec.gov) or by directing a request to La Quinta Corporation, 909 Hidden Ridge, Suite 600, Irving, Texas, Attn: Investor Relations, telephone (877) 777-6560; or by directing a request to La Quinta Properties, Inc., 909 Hidden Ridge, Suite 600, Irving, Texas, Attn: Investor Relations, telephone (877) 777-6560.

    The La Quinta Companies, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of La Quinta Corporation and La Quinta Properties, Inc. and their ownership of La Quinta Corporation and La Quinta Properties, Inc. stock is set forth in the joint proxy statement/prospectus filed by The La Quinta Companies.

    The following legends are required by Securities and Exchange Commission (SEC) regulations to appear on all written communications relating to the restructuring:

    La Quinta Corporation, La Quinta Properties, Inc. and their directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from shareholders to approve the proposed restructuring transaction. Investors may obtain information about La Quinta Corporation, La Quinta Properties, Inc. and such directors and executive officers of La Quinta Corporation and La Quinta Properties, Inc. and their ownership of La Quinta Corporation and La Quinta Properties, Inc. common stock by reading the joint proxy statement for The La Quinta Companies 2001 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement and prospectus filed November 8, 2001 with the SEC.

    This material is not a substitute for the joint proxy statement and the prospectus La Quinta Corporation and La Quinta Properties, Inc. filed November 8, 2001 with the Securities and Exchange Commission. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE RESTRUCTURING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the joint proxy statement and prospectus and other documents filed with the SEC at the SEC's website at www.sec.gov. The joint proxy statement and prospectus and these other documents may also be obtained for free from La Quinta Corporation by directing a request to La Quinta Corporation, 909 Hidden Ridge, Suite 600, Irving, Texas 75038 Attn: Investor Relations, telephone (877) 777-6560.